UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marsh & McLennan Companies, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 per Exchange Act Rules 14a-6(i)(1) and 0-11.

MARSH & MCLENNAN COMPANIES, INC. 1166 AVENUE OF THE AMERICAS NEW YORK, NY 10036 Your Vote Counts! MARSH & MCLENNAN COMPANIES, INC. 2025 Annual Meeting Vote by May 14, 2025 11:59 PM EDT. For shares held in a Plan, vote by May 12, 2025 11:59 PM EDT. V63025-P26995 You invested in MARSH & MCLENNAN COMPANIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 15, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 1, 2025. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 15, 2025 10:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/MMC2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends Item 1 Election of Directors 1a. Anthony K. Anderson For 1b. John Q. Doyle For 1c. H. Edward Hanway For 1d. Judith Hartmann For 1e. Deborah C. Hopkins For 1f. Tamara Ingram For 1g. Jane H. Lute For 1h. Steven A. Mills For 1i. Morton O. Schapiro For 1j. Jan Siegmund For 1k. Lloyd M. Yates For Item 2 Advisory (Nonbinding) Vote to Approve Named Executive Officer Compensation For Item 3 Ratification of Selection of Independent Registered Public Accounting Firm For Item 4 Approval of the Marsh & McLennan Companies, Inc. Amended and Restated 2020 Incentive and Stock Award Plan For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V63026-P26995